Exhibit 99.1

                                 Tanger Outlets

                       Tanger Factory Outlet Centers, Inc.

                    Supplemental Operating and Financial Data

                                 March 31, 2002











                      Tanger Factory Outlet Centers, Inc.
               Supplemental Operating and Financial Data for the
                             Quarter Ended 3/31/02

                                     Notice



This Supplemental Operating and Financial Data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management's current views with respect to future events and financial performance relating to our re-merchandising strategy, the renewal and re-tenanting of space, tenant sales and sales trends, interest rates, fund from operations, the development of new centers, the opening of ongoing expansions, coverage of the current dividend and the impact of sales of land parcels. These forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and local real estate conditions, the availability and cost of capital, our ability to lease our properties, our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and competition. For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.





                       Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02

                                Table of Contents

Section                                                                   Page
-------                                                                   ----

Quarterly Highlights from Press Release Dated April 30, 2002                4


Portfolio Data

         Geographic Diversification                                         6
         Property Summary - Occupancy                                       7
         Major Tenants                                                      8
         Lease Expirations                                                  9
         Leasing Activity                                                  10


Financial Data

         Consolidated Balance Sheets                                       11
         Consolidated Statements of Operations                             12
         FFO and FAD Analysis                                              13
         Per Weighted Average Square Foot Analysis                         14
         Debt Outstanding Summary                                          15
         Future Scheduled Principal Payments                               16


Investor Information                                                       17








                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02

Quarterly Highlights from Press Release dated April 30, 2002

Greensboro, NC, April 30, 2002, Tanger Factory Outlet Centers, Inc. (NYSE:SKT) today reported funds from operations (FFO) for the first quarter of 2002 increased 9% to $8.9 million, or $.76 per share, compared to $8.2 million, or $.70 per share in the same quarter of 2001. Net income per share for the first quarter of 2002 increased 200% to $.12 per share compared to $.04 per share in the same quarter of 2001. All FFO and net income calculations are on a fully diluted basis and assume full conversion of the minority interest in the operating partnership.

Reported same-space sales per square foot for the rolling twelve months ended March 31, 2002 were $300 per square foot. This represents a 6% increase compared to the same period in 2001. For the three months ended March 31, 2002, same-space sales increased by 10% compared to the same period in 2001.
Same-space sales is defined as the weighted average sales per square foot reported in space open for the full duration of each comparison period. Our ability to attract high volume tenants to many of our outlet centers continues to improve the average sales per square foot throughout our portfolio.

Reported same-store sales for the quarter ended March 31, 2002, defined as the weighted average sales per square foot reported by tenants for stores open since January 1, 2001, increased 5% over the same period in 2001. Reported tenant sales for the first quarter of 2002 for all Tanger Outlet Centers increased 12% to $271 million compared to $243 million in 2001.

Through March 31, 2002, we renewed approximately 404,000 square feet, or 43%, of the 935,000 square feet coming up for renewal during the current year at an average base rental rate 5% higher than the expiring rate. We anticipate that most of the remaining leases up for renewal will either be renewed with the existing tenant during 2001 or re-tenanted during the next twelve months. We also re-tenanted approximately 94,000 square feet of vacant space during the first three months of 2002 at a 9% increase in the average base rental rate from that which was charged previously.

Construction of a new 400,000 square foot Tanger Outlet Center in Myrtle Beach, SC continues to proceed as planned. This property is being developed as a joint venture of which we own a 50% interest. The first phase will consist of approximately 260,000 square feet and include over 50 brand name outlet tenants including Polo Ralph Lauren, Coach Leatherware, Liz Claiborne, Mikasa, Nautica, Old Navy, Reebok, and Tommy Hilfiger. Currently, leases for approximately 238,000 square feet, or over 91% of the first phase are fully executed. Stores are expected to be open in time for our grand opening events to be held on July 5, 2002. We will be paid a third party management fee and leasing fees for our services as property manager.

Stanley K. Tanger, Chairman of the Board and Chief Executive Officer, said, "We are very pleased with our first quarter 2002 results. Higher than expected income from percentage rentals and lower average interest rates were the driving forces for the first three months. Our management team has worked very hard during the first quarter of the year and will continue to strive toward increasing our revenues and improving our financial results each quarter, while



                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02
still maintaining a long-term view regarding our portfolio of properties, our company and our business strategy."

Tanger Factory Outlet Centers, Inc., a fully integrated, self-administered and self-managed publicly-traded REIT, presently owns and operates 29 centers in 20 states coast to coast, totaling approximately 5.3 million square feet of gross leasable area. At March 31, 2002, our operating properties were 95% occupied. For more information about Tanger Outlet Centers, visit our web site at www.tangeroutlet.com





                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Geographic Diversification

------------------- ------------------- ----------------- ------------------
                                      As of March 31, 2002
------------------- ------------------- ----------------- ------------------
      State            # of Centers           GLA            % of GLA
------------------- ------------------- ----------------- ------------------
Georgia                     4               950,590             18%

New York                    1               729,238             14%

Texas                       2               618,922             12%

Tennessee                   2               448,535              8%

Florida                     2               363,789              7%

Missouri                    1               277,494              5%

Iowa                        1               277,230              5%

Pennsylvania                1               255,059              5%

Louisiana                   1               245,199              5%

North Carolina              2               187,702              4%

Arizona                     1               184,768              3%

Indiana                     1               141,051              3%

Minnesota                   1               134,480              3%

Michigan                    1               112,420              2%

California                  1               105,950              2%

Maine                       2                84,397              1%

Alabama                     1                80,730              1%

New Hampshire               2                61,745              1%

West Virginia               1                49,252              1%

Massachusetts               1                23,417        Less than 1%
------------------- ------------------- ------------- ----------------------
    Total                 29              5,331,968            100%
=================== =================== ============= ======================





                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Property Summary - Occupancy

--------------------------- -------------- --------------- -------------- -------------- --------------- --------------
                                 Total             %               %             %              %               %
                                  GLA           Occupied        Occupied      Occupied       Occupied        Occupied
Location                        03/31/02        03/31/02        12/31/01      09/30/01       06/30/01        03/31/01
--------------------------- -------------- --------------- -------------- -------------- --------------- --------------
Barstow, CA                     105,950            59%            76%           76%            76%             78%

Blowing Rock, NC                105,448           100%           100%          100%           100%            100%

Boaz, AL                         80,730            93%            93%           93%            93%             99%

Bourne, MA                       23,417           100%           100%          100%           100%            100%

Branson, MO                     277,494            94%           100%           99%            98%             97%

Casa Grande, AZ                 184,768            89%            94%           84%            84%             85%

Commerce I, GA                  185,750            84%            79%           81%            88%             92%

Commerce II, GA                 342,556            95%            99%           97%            94%             94%

Dalton, GA                      173,430            90%            94%           95%            93%             98%

Ft Lauderdale, FL               165,000           100%           100%          100%           100%            100%

Gonzales, LA                    245,199            97%            97%           99%            97%             99%

Kittery I, ME                    59,694           100%           100%          100%           100%            100%

Kittery II, ME                   24,703            94%           100%          100%           100%            100%

Lancaster, PA                   255,059            94%           100%          100%            97%             97%

Locust Grove, GA                248,854           100%            98%           97%            94%             98%

Martinsburg, WV                  49,252            73%            93%          100%            86%             93%

Nags Head, NC                    82,254           100%           100%          100%           100%            100%

North Branch, MN                134,480           100%           100%           99%            90%             97%

Clover, NH                       11,000           100%           100%          100%           100%            100%

LL Bean, NH                      50,745           100%           100%          100%           100%            100%

Pigeon Forge, TN                 94,558           100%            96%           94%            96%             98%

Riverhead I, NY                 297,755            98%           100%          100%           100%             99%

Riverhead II, NY                431,483            97%            99%           92%            88%             90%

San Marcos I, TX                219,995            97%            97%           96%            98%             98%

San Marcos II, TX               221,437            98%           100%           97%            97%             98%

Sanibel, FL                     198,789            96%            97%           94%            91%             90%

Sevierville, TN                 353,977           100%           100%          100%           100%             98%

Seymour, IN                     141,051            73%            76%           74%            71%             71%

Terrell, TX                     177,490            96%            94%           92%            85%             89%

West Branch, MI                 112,420           100%            95%           95%           100%             95%

Williamsburg, IA                277,230            97%            96%           97%            97%             99%
--------------------------- -------------- --------------- -------------- ------------- --------------- --------------
          Total               5,331,968            95%            96%           95%            94%             95%
=========================== ============== =============== ============== ============= =============== ==============

Portfolio Weighted Average Occupancy at the End of Each Period

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

03/02   12/01   09/01   06/01   03/01   12/00   09/00   6/00    03/00
 95%     96%     95%     94%     95%     96%     95%     95%     95%




                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Major Tenants

---------------------------- ----------- -------------- ----------------
                 Ten Largest Tenants As of March 31, 2002
---------------------------- ----------- -------------- ----------------
                                 # of                        % of
     Tenant                     Stores         GLA         Total GLA
---------------------------- ----------- -------------- ----------------
The Gap, Inc.                    34          337,667          6.3%

Liz Claiborne                    41          311,485          5.9%

Phillips-Van Heusen              65          293,372          5.5%

Reebok International             24          168,361          3.2%

Bass Pro Outdoor World            1          165,000          3.1%

Dress Barn, Inc.                 18          123,822          2.3%

Sara Lee Corporation             30          113,039          2.1%

Mikasa                           13          103,480          1.9%

Brown Group Retail               20           97,420          1.8%

Polo Ralph Lauren                14           93,251          1.8%
---------------------------- ----------- -------------- -----------------
Total of All Listed Above       260        1,806,897         33.9%
============================ =========== ============== =================







                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02

Lease Expirations as of March 31, 2002

Percentage of Total Gross Leasable Area

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


2002  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012+
 10%   16%   18%   14%   13%   7%    2%    2%    1%    2%    7%

Percentage of Total Annualized Base Rent

[GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2002  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012+
 9%    18%   21%   16%   16%   8%    2%    1%    2%    2%    5%







                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Leasing Activity

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                                                                               Year to
                                                         03/31/02       06/30/02      09/30/02    12/31/02       Date
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
New Leases:
    Number of leases                                           24                                                     24
    Gross leasable area                                    93,943                                                 93,943
    New base rent per square foot                          $13.93                                                 $13.93
    Prior base rent per square foot                        $12.75                                                 $12.75
    Percent increase in rent per square foot                 9.2%                                                   9.2%


Renewals:
    Number of leases                                          115                                                    115
    Gross leasable area                                   403,956                                                403,956
    New base rent per square foot                          $16.24                                                 $16.24
    Prior base rent per square foot                        $15.49                                                 $15.49
    Percent increase in rent per square foot                 4.8%                                                   4.8%


Total New and Renewal Leases
    Number of leases                                          139                                                    139
    Gross leasable area                                   497,899                                                497,899
    New base rent per square foot                          $15.81                                                 $15.81
    Prior base rent per square foot                        $14.97                                                 $14.97
    Percent increase in rent per square foot                 5.6%                                                   5.6%
==================================================== ============= ============== ============= ============ ============






                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Consolidated Balance Sheets  (dollars in thousands)

---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
                                                         03/31/02       12/31/01      09/30/01     06/30/01     03/31/01
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Assets
   Rental Property
       Land                                               $60,196        $60,158       $59,858      $59,858      $59,858
       Buildings                                          541,010        539,108       538,342      533,823      529,244
 ---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
   Total rental property                                  601,206        599,266       598,200      593,681      589,102
       Accumulated depreciation                         (155,614)      (148,950)     (142,182)    (135,472)    (128,976)
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
   Total rental property - net                            445,592        450,316       456,018      458,209      460,126
   Cash                                                       210            515           198          216          214
   Deferred charges - net                                  11,084         11,413        11,666       12,130       11,549
   Other assets                                            12,183         14,028        16,406       14,422       12,813
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Total Assets                                             $469,069       $476,272      $484,288     $484,977     $484,702
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Liabilities & Shareholders' Equity
  Liabilities
    Debt
       Senior, unsecured notes                           $155,609       $160,509      $175,000     $175,000     $175,000
       Mortgages payable                                  176,176        176,736       177,285      177,823      158,858
       Lines of credit                                     27,786         20,950        10,628        7,413       21,427
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
    Total debt                                            359,571        358,195       362,913      360,236      355,285
    Construction trade payables                             3,934          3,722         6,431        6,251        6,853
    Accounts payable & accruals                            11,278         16,478        14,191       12,452       11,343
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
  Total liabilities                                       374,783        378,395       383,535      378,939      373,481
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
  Minority interest                                        20,386         21,506        22,302       23,765       25,223
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
  Shareholders' equity
    Preferred shares                                            1              1             1            1            1
    Common shares                                              80             79            79           79           79
    Paid in capital                                       137,684        136,529       136,529      136,522      136,361
    Distributions in excess of net income                (63,370)       (59,534)      (57,403)     (53,894)     (50,018)
    Accum. other comprehensive income                       (495)          (704)         (755)        (435)        (425)
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
  Total shareholders' equity                               73,900         76,371        78,451       82,273       85,998
---------------------------------------------------- ------------- -------------- ------------- ------------ ------------
Total liabilities & shareholders' equity                 $469,069       $476,272      $484,288     $484,977     $484,702
==================================================== ============= ============== ============= ============ ============





                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Consolidated Statements of Operations  (dollars and shares in thousands)

------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
                                           03/02         12/01       09/01         06/01        03/01        03/02       03/01
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Revenues
   Base rentals                            $18,589      $19,711      $18,801      $18,564      $18,278      $18,589     $18,278
   Percentage rentals                          597        1,287          598          499          351          597         351
   Expense reimbursements                    7,449        7,695        7,240        7,701        7,571        7,449       7,571
   Other income                                573          849          846          557          520          573         520
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total revenues                        27,208       29,542       27,485       27,321       26,720       27,208      26,720
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Expenses
   Property operating                        8,804        8,536        8,448        8,958        8,697        8,804       8,697
   General & administrative                  2,275        2,134        2,012        2,016        2,069        2,275       2,069
   Interest                                  7,129        7,297        7,546        7,658        7,633        7,129       7,633
   Depreciation & amortization               7,173        7,233        7,202        6,926        7,211        7,173       7,211
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
      Total expenses                        25,381       25,200       25,208       25,558       25,610       25,381      25,610
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before (loss) gain on sale or
   disposal of real estate, minority
   interest and extraordinary item           1,827        4,342        2,277        1,763        1,110        1,827       1,110
(Loss) gain on sale or disposal of
   real estate                                  --           --           --           --           --           --          --
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before minority interest and
   extraordinary item                        1,827        4,342        2,277        1,763        1,110        1,827       1,110
Minority interest                             (382)      (1,079)        (507)        (365)        (185)        (382)       (185)
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Income before extraordinary item             1,445        3,263        1,770        1,398          925        1,445         925
Extraordinary item - loss on early
   extinguishments of debt                      --         (114)          --           --         (130)          --        (130)
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net Income                                   1,445        3,149        1,770        1,398          795        1,445         795
Less applicable preferred share
   dividends                                  (444)        (443)        (443)        (443)        (442)        (444)       (442)
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
Net income available to common
   shareholders                             $1,001       $2,706       $1,327         $955         $353       $1,001        $353
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Basic earnings per common share:
   Income before extraordinary item           $.13         $.35         $.17         $.12         $.06         $.13        $.06
   Extraordinary item                           --         (.01)          --           --         (.02)          --        (.02)
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                 $.13         $.34         $.17         $.12         $.04         $.13        $.04
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------

Diluted earnings per common share:
   Income before extraordinary item           $.12         $.35         $.17         $.12         $.06         $.12        $.06
   Extraordinary item                           --         (.01)          --           --         (.02)          --        (.02)
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------
   Net income                                 $.12         $.34         $.17         $.12         $.04         $.12        $.04
------------------------------------- ------------- ------------ ------------ ------------ ------------ ------------ -----------


Weighted average common shares:
   Basic                                     7,948        7,930        7,930        7,923        7,919        7,948       7,919
   Diluted                                   8,028        7,946        7,954        7,948        7,954        8,028       7,954
===================================== ============= ============ ============ ============ ============ ============ ===========


                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


FFO and FAD Analysis  (dollars and shares in thousands)

                                              ------------- ---------- ---------- ---------- ----------    ---------- ---------
                                                                   Three Months Ended                          Year To Date
                                              ------------- ---------- ---------- ---------- ----------    ---------- ---------
                                                     03/02      12/01      09/01      06/01      03/01        03/01      03/01
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Funds from operations:

   Net income                                       $1,445     $3,149     $1,770     $1,398       $795        $1,445      $795
   Adjusted for -
      Extraordinary item                                --        114         --         --        130            --       130
      Minority interest                                382      1,079        507        365        185           382       185
      Depreciation and amortization
        uniquely significant to real estate          7,100      7,161      7,133      6,860      7,122         7,100     7,122
      Loss on sale of real estate                       --         --         --         --         --            --        --
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Funds from operation                                $8,927    $11,503     $9,410     $8,623     $8,232        $8,927    $8,232
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------

--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Funds from operations per share                       $.76       $.98       $.80       $.74       $.70          $.76      $.70
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Funds available for distribution:

   Funds from operations                            $8,927    $11,503     $9,410     $8,623     $8,232        $8,927    $8,232
   Plus -
      Corporate depreciation
          include above                                 73         72         69         66         89            73        89
      Amortization of finance costs                    303        330        326        336        667           303       667
      Straight line rent adjustment                     41         73         96         68        104            41       104
   Less -
      2nd generation tenant allowances              (1,206)    (1,337)    (1,567)    (1,086)    (2,015)       (1,206)   (2,015)
      Capital improvements                            (370)      (803)    (1,708)      (630)      (260)         (370)     (260)
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Funds available for distribution                    $7,768     $9,838     $6,626     $7,377     $6,817        $7,768    $6,817
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------

Funds available for distribution
   per share                                          $.66       $.84       $.57       $.63       $.58          $.66      $.58
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
Dividends paid per share                              $.61       $.61       $.61       $.61     $.6075          $.61    $.6075
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
FFO payout ratio                                       80%        62%        76%        82%        87%           80%       87%
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------
FAD payout ratio                                       92%        73%       107%        97%       105%           92%      105%
--------------------------------------------- ------------- ---------- ---------- ---------- ----------    ---------- ---------

Diluted weighted average common shares              11,787     11,705     11,713     11,707     11,713        11,787    11,713
============================================= ============= ========== ========== ========== ==========    ========== =========





                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Per Weighted Average Gross Leasable Area (GLA) Analysis

                                       --------- --------- --------- --------- ---------     --------- ---------
                                                   Three Months Ended                            Year to Date

                                          03/02     12/01     09/01     06/01     03/01         03/02    03/01
-------------------------------------- --------- --------- --------- --------- ---------     --------- ---------
GLA open at end of period (000's)         5,332     5,332     5,326     5,306     5,282         5,332    5,282
Weighted average GLA (000's) (1)          5,332     5,330     5,317     5,294     5,255         5,332    5,255
End of period occupancy                     95%       96%       95%       94%       95%           95%      95%

Revenues
   Base rentals                           $3.49     $3.70     $3.54     $3.51     $3.48         $3.49    $3.48
   Percentage rentals                       .11       .24       .11       .09       .07           .11      .07
   Expense reimbursements                  1.40      1.44      1.36      1.45      1.44          1.40     1.44
   Other income                             .11       .16       .16       .11       .10           .11      .10
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
      Total revenues                       5.11      5.54      5.17      5.16      5.09          5.11     5.09
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
Expenses
   Property operating                      1.65      1.60      1.59      1.69      1.66          1.65     1.66
   General & administrative                 .43       .40       .38       .38       .39           .43      .39
   Interest                                1.34      1.37      1.42      1.45      1.45          1.34     1.45
   Depreciation & amortization             1.35      1.36      1.35      1.31      1.37          1.35     1.37
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
      Total expenses                       4.77      4.73      4.74      4.83      4.87          4.77     4.87
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
Income before (loss) gain on sale or
   disposal of real estate, minority
   interest and extraordinary item         $.34      $.81      $.43      $.33      $.22          $.34     $.22
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
Net operating income                      $3.03     $3.54     $3.20     $3.09     $3.04         $3.03    $3.04
-------------------------------------- --------- --------- --------- --------- ---------     --------- --------
Funds from operations                     $1.67     $2.16     $1.77     $1.63     $1.57         $1.67    $1.57
====================================== ========= ========= ========= ========= =========     ========= ========

(1) Represents GLA weighted by months open. GLA is not adjusted for fluctuations in occupancy that may occur subsequent to the original opening date.



                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02



 Debt Outstanding Summary  (dollars in thousands)

                                          -------------- ------------------------------ ----------------
                                                            As of March 31, 2002
                                          -------------- ------------------------------ ----------------
                                               Principal          Interest                 Maturity
                                                Balance             Rate                     Date
----------------------------------------- -------------- ------------------------------ ----------------
Mortgage debt

   Lancaster, PA                                $14,748             9.770%                 04/10/05
   Commerce I, GA                                 8,618             9.125%                 09/10/05
   Branson, MO                                   24,000          Libor + 1.75%             03/26/06
   Commerce II, GA                               29,500          Libor + 1.75%             03/26/06
   Dalton, GA                                    11,280             7.875%                 04/01/09
   Kittery I, ME                                  6,418             7.875%                 04/01/09
   San Marcos I, TX                              19,159             7.875%                 04/01/09
   San Marcos II, TX                             19,239             7.980%                 04/01/09
   West Branch, MI                                7,160             7.875%                 04/01/09
   Williamsburg, IA                              19,686             7.875%                 04/01/09
   Blowing Rock, NC                               9,751             8.860%                 09/01/10
   Nags Head, NC                                  6,617             8.860%                 09/01/10
----------------------------------------- -------------- ------------------------------ ----------------
Total mortgage debt                             176,176
----------------------------------------- -------------- ------------------------------ ----------------
Corporate debt

   Unsecured credit facilities                   27,786    Libor + (1.60% to 1.75%)        06/30/03
   1997 Senior unsecured notes                   55,609             7.875%                 10/24/04
   2001 Senior unsecured notes                  100,000             9.125%                 02/15/08
----------------------------------------- -------------- ------------------------------ ----------------
Total corporate debt                            183,395
----------------------------------------- -------------- ------------------------------ ----------------
Total debt                                     $359,571
========================================= ============== ============================== ================








                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02


Future Scheduled Principal Payments   (dollars in thousands)

------------------------- -------------------- --------------------- ----------------------
                                Schedule                                     Total
                              Amortization            Balloon              Scheduled
Year                            Payments              Payments              PaymentS
------------------------- -------------------- --------------------- ----------------------
2002                             $1,728                   $--                 $1,728
2003                              2,835                27,786                 30,621
2004                              3,432                55,609                 59,041
2005                              3,311                20,577                 23,888
2006                              2,516                51,383                 53,899
2007                              2,349                    --                  2,349
2008                              2,545               100,000                102,545
2009                                967                70,474                 71,441
2010                                181                13,878                 14,059
2011                                 --                    --                     --
2012 & thereafter                    --                    --                     --
------------------------- -------------------- --------------------- ----------------------
                                $19,864              $339,707               $359,571
========================= ==================== ===================== ======================





Note:

Balloon payments in 2003 include $27,786 relating to amounts outstanding under the unsecured credit facilities.


                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media or and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:   (336) 292-3010 ext 165
Fax:     (336) 297-0931
e-mail:  tangermail@tangeroutlet.com
         ---------------------------
Mail:    Tanger Factory Outlet Centers, Inc.
         3200 Northline Avenue
         Suite 360
         Greensboro, NC  27408



                      Tanger Factory Outlet Centers, Inc.
                Supplemental Operating and Financial Data for the
                              Quarter Ended 3/31/02